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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Chicago Title Corporation

We consent to the use of our reports incorporated herein by reference in the registration statement.

/s/ KPMG LLP

Chicago, Illinois
October 5, 1999